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                                                                      Exhibit 24
                               POWER OF ATTORNEY
                          (Form S-4 Acquisition Shelf)

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David J. Lubben and William W. McGuire, M.D., his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute a Registration Statement on Form S-4 to be filed under the Securities Act of 1933, as amended, for the registration of the common stock referred to therein in connection with possible future acquisitons as described therein, and any and all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 21, 1998


     /s/  William C. Ballard, Jr.                /s/ Mary O. Mundinger
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          William C. Ballard, Jr.                    Mary O. Mundinger


       /s/ Richard T. Burke                      /s/ Robert L. Ryan
 -------------------------------------   --------------------------------------
           Richard T. Burke                          Robert L. Ryan


        /s/ James A. Johnson                   /s/ Kennett L. Simmons
 -------------------------------------   --------------------------------------
            James A. Johnson                       Kennett L. Simmons


                                                /s/ William G. Spears
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            Thomas H. Kean                          William G. Spears


      /s/ Douglas W. Leatherdale                /s/ Gail R. Wilensky
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          Douglas W. Leatherdale                    Gail R. Wilensky


        /s/ Walter F. Mondale
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            Walter F. Mondale